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                                                                   EXHIBIT 99.02

                                    FORM OF
                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                   12-1/2% SENIOR SUBORDINATED NOTES DUE 2004
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                IN EXCHANGE FOR
              SERIES B 12-1/2% SENIOR SUBORDINATED NOTES DUE 2004

                           STUART ENTERTAINMENT, INC.


         Registered holders of outstanding 12-1/2% Senior Subordinated Notes due 2004 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of Series B 12-1/2% Senior Subordinated Motes due 2004 (the "New Notes"), and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Marine Midland Bank (the "Exchange Agent") prior to the Expiration Date, must use this Notice of Guaranteed Delivery or one substantially equivalent hereto to accept the Exchange Offer of Stuart Entertainment, Inc (the "Company"), made pursuant to the Prospectus dated __________, 1997 (the "Prospectus"). This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight) or mail to the Exchange Agent. See "The Exchange Offer Procedures for Tendering" in the Prospectus. Capitalized terms not used herein are defined in the Prospectus.

         The Exchange Agent for the Exchange Offer is:

                              MARINE MIDLAND BANK

         By Mail (registered
           or certified mail recommended):        Marine Midland Bank
                                                  140 Broadway - A Level
                                                  Corporate Trust Operations
                                                  New York, NY  10005-1180

         By Hand or Overnight Courier:            Marine Midland Bank
                                                  140 Broadway - A Level
                                                  Corporate Trust Operations
                                                  New York, NY  10005-1180

         By Facsimile:                            (212) 658-2292

         Confirm by Telephone:                    (212) 658-5931

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         Delivery of this Notice of Guaranteed Delivery to an address other than set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

         The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated _____________, 1997 of Stuart Entertainment, Inc. (the "Prospectus"), receipt of which is hereby acknowledged.

                       Description of Securities Tendered

       Name and address of
     registered holder as it
        appears on the Old              Certificate of Number(s) of            Principal Amount of Old
              Notes                          Old Notes Tendered                     Notes Tended
              -----                          ------------------                     ------------

----------------------------------   ----------------------------------  ----------------------------------

----------------------------------   ----------------------------------  ----------------------------------

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





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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


         The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within five New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.



-----------------------------------     --------------------------------------
Name of Firm                            (Authorized Signature)


-----------------------------------     --------------------------------------
Address                                 Title


-----------------------------------     --------------------------------------
(Zip Code)                              Name: (Please type or print)


-----------------------------------     --------------------------------------
Area Code and Telephone Number          Date


               NOTE: DO NOT SEND CERTIFICATES WITH THIS NOTICE OF
               GUARANTEED DELIVERY.  CERTIFICATES SHOULD BE SENT
                        WITH YOUR LETTER OF TRANSMITTAL.